1st Quarter 2022 Financials

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) contains, and future oral and written statements of HTLF and its management may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2021, include, among others: • Coronavirus Disease 2019 ("COVID-19") Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic; • Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect HTLF’s customers and the economies where they operate. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

3 Corporate Profile

4 Company Overview – NASDAQ: HTLF Fiscal 1Q 2022 Financial Highlights ▪ Headquartered in Dubuque, Iowa ▪ Holding company established in 1981; NASDAQ member since 2003 ▪ HTLF conducts banking business through 11 local bank brands ▪ Commercial lending focused bank supported by a significant Retail network and Wealth Management solutions ▪ 130 full-service branches located across 12 states in the Midwest, Southwest and Western regions of the country ▪ $2.0B in market capitalization Company Overview (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Dollars in millions As of 1Q22 Balance Sheet Total Assets $19,239 Total Loans Held for Investment $10,187 Total Deposits $16,667 Loan / Deposit Ratio 61.12 % Tangible Common Equity 1 $1,221 Total Common Equity $1,828 Capital Total Common Equity / Total Assets 9.50 % Tang. Common Equity / Tang. Assets 1 6.55 % Tier 1 Leverage Ratio 8.74 % CET1 Ratio 11.51 % Tier 1 Capital Ratio 12.35 % Total RBC Ratio 15.70 % QTD Profitability Net Interest Margin, fully tax-equivalent 1 3.12 % Cost of Interest Bearing Deposits 0.12 % Return on Avg. Assets 1.05 % Return on Avg. Tangible Common Equity 1 14.38 % Efficiency Ratio FTE 1 64.65 % Asset Quality NPAs / Assets 0.32 % NCOs / Avg. Loans 0.12%

5 Strength. Insight. Growth. ▪ It’s what we bring to our customers, communities, employees and shareholders ▪ Strong corporate leadership and innovative thinking have uniquely positioned us ▪ Our business model and diverse geographic footprint reduce risk and drive organic growth ▪ Complemented by strategic M&A and talent acquisition We See Growth Everywhere Values and Guiding Principles ▪ Integrity – Always do the right thing. Be honest and open. ▪ Accountability – Keep your promises, follow through and follow up. ▪ Community – Engage your community and your team. Unlock the potential around you. ▪ Excellence – Exceed expectations – every customer, every time.

6 Commercial-focused local banking with the scale to compete at any level $19 billion corporate strength and sophistication ▪ Unique business model powers our banks with technology, efficiency and strength ▪ We’re investing in talent, developing products and implementing technology to enhance the services we provide 11 locally managed banks ▪ Decision making is local and focused on growing customers and relationships ▪ Committed to our core commercial business supported by strong retail and wealth management Powered by HTLF

Geographic Footprint



Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
Bank of Blue Valley
CITYWIDE BANKS
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank

HTLF

Strength. Insight. Growth.

Local Bank Brands by Region

West/Southwest

Total - West/Southwest
- Total Deposits: $10,517,792
- No. of Branch Offices: 90

Arizona Bank & Trust - AZ
- Total Deposits: $1,732,187
- No. of Branch Offices: 9

New Mexico Bank & Trust - NM
- Total Deposits: $2,332,574
- No. of Branch Offices: 24

First Bank & Trust - TX
- Total Deposits: $2,454,620
- No. of Branch Offices: 22

Premier Valley Bank - CA
- Total Deposits: $1,074,076
- No. of Branch Offices: 6

Citywide Banks - CO
- Total Deposits: $2,275,838
- No. of Branch Offices: 20

Rocky Mountain Bank - MT
- Total Deposits: $648,497
- No. of Branch Offices: 9

Midwest

Total - Midwest
- Total Deposits: $6,370,493
- No. of Branch Offices: 40

Minnesota Bank & Trust - MN
- Total Deposits: $752,210
- No. of Branch Offices: 2

Wisconsin Bank & Trust - WI
- Total Deposits: $1,063,490
- No. of Branch Offices: 12

Dubuque Bank & Trust - IA
- Total Deposits: $1,793,770
- No. of Branch Offices: 8

Illinois Bank & Trust - IL
- Total Deposits: $1,575,274
- No. of Branch Offices: 8

Bank of Blue Valley – KS/MO
- Total Deposits: $1,185,749
- No. of Branch Offices: 10

Top 10 Metropolitan Markets (MSAs)

Market	Market Deposits ($000)	Strategy
Denver-Aurora-Lakewood, CO	$1,789,330	Growth Market
Dubuque, IA	1,471,524	Legacy Market Leader
Phoenix-Mesa-Chandler, AZ	1,450,248	Growth Market
Rockford, IL	1,247,034	Legacy Market Leader
Albuquerque, NM	1,191,224	Legacy Market Leader
Lubbock, TX	1,008,888	Growth Market
Kansas City, MO-KS	931,428	Growth Market
Minneapolis-St. Paul-Bloomington, MN-WI	762,549	Growth Market
Fresno, CA	517,221	Growth Market
Madison, WI	469,500	Growth Market

MSA - Metropolitan Statistical Area

7

HTLF

Strength. Insight. Growth.

8 HTLF Excellence Recognition Note: 2022 Forbes Media LLC, used with permission AMONG THE HIGHEST PURCHASE VOLUME GROWTH FOR VISA® COMMERCIAL CARD ISSUERS 2015 | 2016 | 2017 2018 | 2019 | 2020 Forbes Best Banks in America 2013 | 2017 | 2018 | 2019 2020 | 2021 | 2022 Ranked #28 in 2022

9 A Steadfast Commitment to Growth | 3-year lookback (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures As of 1Q22 Asset 3Y CAGR 19.4 % Gross Loans 3Y CAGR 11.3 % Deposits 3Y CAGR 20.7 % Average ROATCE, non-GAAP 1 14.5 % EPS (TTM) 3Y CAGR 10.4 % Dividend 3Y CAGR 19.1%

10 Strategic Focus HTLF’s unique model powers our geographically diverse group of banks with technology, efficiency and strength. Decision making is local and focused on customers and relationships. ▪ HTLF is well-positioned for continued progress within our areas of strategic focus: – Continue driving organic growth – $358 million loan growth (14.9% annualized) in 1Q 2022 (ex. PPP) – $1.2 billion loan growth (13.7% annualized) over the last four quarters (ex. PPP) – Acquiring new customers and deepening relationships with existing partners – Attracting and retaining high quality talent – Effective cost management – Maintaining strong credit quality ▪ Key initiatives underway to support our areas of strategic focus: – Talent acquisition and market expansion (slide 11) – Charter consolidation (slide 12) – Branch optimization – 8 branches consolidated in 2021 – 11 branches to be consolidated or sold in 2022 ▪ Success in these strategic areas will drive profitable growth and create value for all our stakeholders including our employees, customers, shareholders, vendors, and communities.

Market Expansion ▪ Expanding into adjacent metro markets – Des Moines & Cedar Rapids, Iowa – St. Paul, Minneapolis – Western Chicago suburbs 11 Growth Focused | Investing to Enhance Growth Trajectory M&A Transactions Completed Talent Adds (Teams/multiple adds) M&A – A Core Competency ▪ Closed 13 deals in last 7 years ▪ Building scale in attractive markets within our existing footprint ▪ Bank targets of > $1 Billion in Assets ▪ Disciplined acquiror based on financial performance metrics Market Expansion Initiatives Underway Investing for Growth Within our Footprint | Prior 2 years Talent Acquisition ▪ Expanding Specialized Industry Group – California based Food & Agribusiness division (23 FTEs) added since 3Q 2021 ▪ Adding local bankers to in-market bank teams – Significant team added in the Colorado market in 1st half of 2021 – 23 Commercial bankers adds/upgrades in various growth markets across the footprint in the 2nd half of 2021

12 HTLF has approved an initiative to consolidate its 11 existing bank charters into a Colorado State Chartered Bank ▪ HTLF Bank charter based in Denver, Colorado - subject to regulatory approvals ▪ Banks maintain their current brand identities with local leadership and decision making ▪ Bank Directors will continue to be valuable contributors and advisors, focused on: – Growth and profitability optimization strategies – Community involvement and investment – Customer and prospect development ▪ Operations and administrative functions remain largely in Dubuque, Iowa ▪ Consolidation process will take 18-24 months to complete – Initial bank to be consolidated in mid-2022 – Final bank consolidation expected in late-2023 ▪ Estimated restructuring costs of the project is $19-20 million – $2.5 million through March 31, 2022 – Approximately $17 million to be incurred over the next 2 years ▪ Benefits from consolidation are expected to reach $20 million annually when project is completed – Run rate cost saves from elimination of redundancies and improved operating processes – Increased operating capacity to be leveraged with future growth Charter Consolidation Initiative

13 HTLF Asset and Earnings Growth On pace to double Assets/Earnings in 3-4 years 3-year Asset CAGR of 19.4% N et In co m e - M ill io ns A ssets - B illions $149.1 $133.5 $211.9 $47.9 $50.8 $11.4 $19.2 YTD Comparison Net Income Available to Common Shareholders Assets 2019 2020 2021 1Q 2022

14 HTLF Diluted EPS and Common Dividends 3-year EPS (TTM) CAGR of 10.4% 3-year Common Dividend CAGR of 19.1% $4.14 $3.57 $5.00 $1.12 $0.68 $0.80 $0.96 $0.27 Diluted EPS Dividends 2019 2020 2021 2022 YTD

15 Efficiency Ratio2 Trend Operating Efficiency | Improving by Leveraging Core Costs and Growth Leveraging Core Costs and Growth1 (1) Expenses exclude (gain) loss on sales/valuations of assets, net (2) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures 2.90% 2.51% 2.33% 2.34% 2.78% 2.45% 2.27% 2.32% 0.12% 0.06% 0.06% 0.01% $12.0 $19.2 Core Expenses Non-Core Expense (M&A, Tax Credits, Restructuring) Average Assets ($B) 2019 2020 2021 2022 YTD 62.50% 56.65% 59.48% 64.65% 2019 2020 2021 2022 YTD

16 Financial Summary

17 Total Assets ($B) Total Deposits ($B) Loans Held to Maturity ($B) Loans / Deposits (%) Summary Balance Sheet Items 13.2 17.9 19.3 19.2 2019 2020 2021 1Q22 11.0 15.0 16.4 16.7 9.9 13.7 15.4 15.6 Non-Time Time 2019 2020 2021 1Q22 8.4 10.0 10.0 10.2 8.4 9.1 9.8 10.1 Core Loans PPP Loans 2019 2020 2021 1Q22 75.8 66.9 60.6 61.1 2019 2020 2021 1Q22

18 Summary Profitability Items (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures (2) Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income – Non-interest Expense Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Total Revenues ($M) 1.24 0.93 1.19 1.05 2019 2020 2021 2022 YTD 15.73 12.28 15.59 14.38 2019 2020 2021 2022 YTD 200.8 241.1 257.7 58.5 67.5 PPNR YTD PPNR 2019 2020 2021 2022 YTD 549.9 612.0 689.5 169.2433.7 491.7 560.6 134.7 116.2 120.3 128.9 Net Interest Income Non-Interest Income 2019 2020 2021 2022 YTD

19 Net Interest Margin (non-GAAP) Breakdown1 QuarterlyAnnual (1) On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures 4.04% 3.69% 3.33% 3.12% 3.86% 3.57% 3.24% 3.07% 0.18% 0.12% 0.09% 0.05% 2019 2020 2021 2022 YTD 3.48% 3.41% 3.34% 3.12% 3.12% 3.36% 3.32% 3.26% 3.07% 3.07% 0.12% 0.09% 0.08% 0.05% 0.05% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 n Core Business n Purchase Accounting

20 Non-interest income exclusive of security gains Non-Interest Income Breakdown | YTD Net Interest Income before provision 81% Non-Interest Income 19% Retail Services Revenue 34% Commercial Services Revenue 30% Loan Sales & Servicing 11% Other Non- Interest Income 25%

21 Commercial Services Revenue Trends Note: Dollars in millions QuarterlyAnnual $30.4 $32.4 $39.9 $10.5 $12.4 $13.5 $14.6 $3.8 $12.8 $13.2 $18.3 $5.0 $5.2 $5.7 $7.0 $1.7 2019 2020 2021 2022 YTD $8.9 $9.5 $10.7 $10.8 $10.5 $3.4 $3.5 $3.9 $3.8 $3.8 $3.8 $4.3 $5.0 $5.2 $5.0 $1.6 $1.7 $1.8 $1.8 $1.7 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 n CML Service Charges n CML Card Solutions n Retirement Plan Services

22 Consumer Services Revenue Trends (1) Durbin Amendment became effective 7/1/19 Note: Dollars in millions QuarterlyAnnual1 $44.9 $38.6 $47.9 $11.7 $16.2 $14.1 $18.0 $4.5 $10.8 $6.6 $8.9 $2.0 $17.9 $17.9 $21.0 $5.3 2019 2020 2021 2022 YTD $11.4 $12.6 $12.0 $11.9 $11.7 $4.0 $5.1 $4.5 $4.4 $4.5 $2.4 $2.3 $2.2 $2.0 $2.0 $5.0 $5.2 $5.3 $5.5 $5.3 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 n Consumer Service Charges n Debit Interchange n Private Client - Includes: Wealth Management, Brokerage, & Insurance Fees

23 Consolidated Capital Ratios (1) See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Note: Lines depict well capitalized bank levels TCE/TA (%) 1 Tier 1 Leverage Ratio (%) CET1 and Tier 1 Capital Ratio (%) Total Risk Based Capital Ratio (%) 8.52 7.81 7.84 6.55 2019 2020 2021 1Q 2022 10.10 9.02 8.57 8.74 5.00 5.00 5.00 2019 2020 2021 1Q 2022 12.31 11.85 12.39 12.35 10.88 10.92 11.53 11.51 8.00 6.50 2019 2020 2021 1Q 2022 13.75 14.71 15.90 15.70 10.00 2019 2020 2021 1Q 2022 CET1 Tier 1

24 Loan Portfolio and Asset Quality

25 Loan Composition by Product Type Loans by Geography Loan Held to Maturity ($M) Diversified Loan Portfolio (1) Based on average loans QTD as of March 31, 2022 and includes AFS loans and nonaccrual loans; includes purchase accounting accretion of 0.05% Operating Line Utilization Rates C&I 28% CRE-OO 22% CRE-NOO 21% RESI 8% AG 8% CONS 4% CONST 8% PPP 1% Yield on Loans: 4.20%1 TX 14% CO 14% NM 14% IA 10% IL 8% AZ 9% WI 7% KS/MO 7% CA 7% MN 5% MT 4% 28% 28% 30% 30% 31% 44% 47% 45% 47% 44% C&I Loans Ag 1Q21 2Q21 3Q21 4Q21 1Q22 $10,050 $10,012 $9,855 $9,955 $10,187 $8,895 $9,183 $9,446 $9,755 $10,113 $1,155 $829 $409 HTM Loans ex PPP PPP 1Q21 2Q21 3Q21 4Q21 1Q22

26 Manufacturing 15% Construction Trade 12% Wholesale Trade 12% Real Estate Rental 9% Educational Services 8% Health Care 7% Retail Trade 7% Finance 6% Warehousing 3%All Other 21% ▪ C&I portfolio represents 28% of total loans ▪ Nonaccrual rate of 0.55% ▪ Average loan size of $453 thousand ▪ Well diversified by industry type and geography Commercial & Industrial (ex PPP) Portfolio Overview C&I Portfolio Detail C&I Loans Outstanding ($M) Portfolio Highlights Geographic Distribution IA 13% CO 12% TX 11% IL 10% NM 14% AZ 11% KS/MO 7% MN 5% CA 7% WI 7% MT 3% $2,421 $2,519 $2,538 $2,645 $2,819 1Q21 2Q21 3Q21 4Q21 1Q22

27 Industrial / Manufacturing 16% Office 20% Retail 16% Health Services 11% Hotel / Hospitality 10% Warehousing 12% Multi-family 5% Food and Beverage 4% Educational 2% Other RE Investments 4% ▪ CRE portfolio represents 43% of total loans ▪ Nonaccrual rate of 0.53% however excluding lodging rate is 0.30% ▪ Average loan size of $1.0 million ▪ Well diversified by property type and geography Total CRE Portfolio Overview Total CRE Portfolio Detail Total CRE Loans Outstanding ($M) Portfolio Highlights Geographic Distribution CO 19% NM 14% TX 11% AZ 9% KS/MO 8% IA 7% IL 9% CA 9% WI 6% MN 5% MT 3% $3,805 $3,927 $4,156 $4,251 $4,428 $1,838 $1,940 $2,135 $2,240 $2,266 $1,967 $1,987 $2,020 $2,011 $2,162 Owner Occupied Nonowner Occupied 1Q21 2Q21 3Q21 4Q21 1Q22

28 ▪ Ag portfolio represents 8% of total loans ▪ Nonaccrual rate of 1.49% ▪ Average loan size of $293 thousand ▪ Crop ins. is required on exposures >$500,000 ▪ Increase in Ag portfolio can be attributed to the newly integrated Food & Agribusiness division Agriculture Portfolio Overview Portfolio HighlightsAgriculture Portfolio Detail Geographic Distribution Agriculture Loans Outstanding ($M) Beef Production 28% Corn and Soybeans 22% Dairy Cattle and Milk Production 23% Cotton Farming 12% Wheat Farming 4% Hog and Pig Farming 1%Other 10% TX 25% WI 16% IA 17% NM 14% MT 8% KS/MO 7% CA 4% Other HTLF Markets 9% $684 $680 $685 $754 $766 1Q21 2Q21 3Q21 4Q21 1Q22

29 Multi-Family 29% 1-4 Family 17% Land Only 10% Mini-Warehousing 10% Land Development 5% Hotel 3% Office 7% Industrial 7% Healthcare 6% Retail 4% All Other 2% Portfolio HighlightsConstruction Portfolio Detail ▪ Construction portfolio represents 8% of total loans ▪ Nonaccrual rate of 0.05% ▪ Average loan size of $559 thousand ▪ Well diversified by property type and geography Geographic Distribution Construction Loans Outstanding ($M) Construction Portfolio Overview CO 18% TX 21% NM 14% KS/MO 7% IA 9% AZ 12% CA 4% IL 3% MN 4% WI 4% MT 4% $796 $854 $814 $856 $842 1Q21 2Q21 3Q21 4Q21 1Q22

30 0.84 1.16 1.62 1.63 1.47 1.39 1.29 1.15 0.99 1.31 1.30 1.21 1.19 1.11 0.99 0.17 0.16 0.14 0.14 0.14 0.15 0.16 0.15 0.19 0.12 0.06 0.03 Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP 4Q19 1/1/2020 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $15,462 $617 $16,079 Balance: December 31, 2021 Provision (benefit) for credit losses Balance: March 31, 2022 Allowance for Credit Related Losses Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) CECL Adoption $110,088 $(6,361) $(4,034) $1,023 $100,716 Balance: December 31, 2021 Provision (benefit) for credit losses Charge-offs Recoveries Balance: March 31, 2022

31 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due; non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $87,578 $94,970 $71,889 $60,802 0.66% 0.53% 0.37% 0.32% NPAs ($000) NPAs / Assets (%) 2019 2020 2021 1Q22 $80,653 $88,106 $69,919 $59,346 0.96% 0.88% 0.70% 0.58% NPLs ($000) NPLs / Gross Loans (%) 2019 2020 2021 1Q22 $8,225 $28,918 $3,812 $3,011 0.11% 0.32% 0.04% 0.12% NCOs ($000) NCOs / Avg Loans (%) 2019 2020 2021 YTD $27,823 $22,881 $7,362 $10,2430.33% 0.23% 0.07% 0.10% Delinquencies Delinquencies / Total Loans (%) 2019 2020 2021 1Q22

32 Liquidity, Investments, Funding and Capital

33 $5,991 $8,725 $9,967 $10,161 $3,860 $4,984 $5,426 $5,452 Commercial Deposits Retail Deposits 2019 2020 2021 1Q22 Deposit Composition Cost of Interest-Bearing Deposits (%) Customer Non-Time Breakdown ($M) Deposit Mix Non Interest Bearing 38.3% Interest Bearing Checking 27.6% Savings 10.1% Money Market 17.7% Time < $100K 2.4% Time > $100K 3.5% Brokered CDs 0.4% 0.96% 0.39% 0.16% 0.12% 0.64% 0.25% 0.09% 0.07% Cost of Interest Bearing Deposits Cost of Total Deposits 2019 2020 2021 2022 YTD Portfolio ($000) Portfolio (%) Non Interest Bearing $6,376,249 38.3 % Interest Bearing Checking 4,603,284 27.6 Savings 1,683,784 10.1 Money Market 2,949,358 17.7 Total Non-Time 15,612,676 93.7 Time < $100K 393,711 2.4 Time > $100K 585,297 3.5 Brokered CDs 75,000 0.4 Total Time 1,054,008 6.3 Total Deposits $16,666,684 100.0% 61% 39% 64% 36% 65% 35% 65% 35%

34 ▪ 97.8% of Municipal holdings are rated A or better ▪ 62.6% of Non-Agency MBS are rated AAA ▪ ABS portfolio consists of the following – 25.6% of Government/FFELP Student Loan Securities – 46% of SBA Guaranteed Securities ▪ 95.7% of the non-agency CMBS are short, senior, “Bridge to HUD” securities that carry 20-30% Credit Enhancement, 70-90% LTVs, floating rate coupons, and are very short (1-2 year lives) High Performing Securities Portfolio Portfolio Detail ($000) Sector Amortized Cost Basis Unrealized G/L US Treasury $ 998 $ 3 US Agency 89,827 (3,718) Municipal 1,889,954 (170,252) MBS - Agency 2,264,657 (136,494) MBS - Non-Agency 2,071,559 (57,623) CMBS - Agency 127,563 (9,008) CMBS - Non-Agency 699,703 (5,740) ABS 321,155 (3,735) Corporate Bonds 7,723 (75) Equities with a readily determinable value 20,531 — Other securities 82,751 — Total $ 7,576,421 $ (386,642) Investment Portfolio 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Average Book Value ($ in millions) $6,424 $6,603 $7,003 $7,695 $7,609 Book Yield 2.28% 2.27% 2.17% 1.94% 2.16% Modified Duration 5.94 5.37 5.31 5.26 5.54 US Trsy/Agy 1.2% Municipal 25.0% MBS - Agy 29.9% MBS - Non-Agy 27.3% CMBS - Agy 1.7% CMBS - Non-Agy 9.2% ABS 4.2% Other Investments 1.5% Note: Allowance for Credit Losses at 1Q22 were $0

Conservative Liquidity Profile

Holding Company Detail ($M)

Type		Amount Outstanding		Available
Cash & Due from Banks		N/A	$	214.2
Revolving Credit Line with Unaffiliated Bank	$	—		75.0
Subordinated Debt		222.4		—
Trust Preferred		147.6		—
Preferred Stock		110.7		—
Total	**$**	**480.7**	**$**	**289.2**

Additional Sources of Bank Funding ($M)

Type		Amount Outstanding		Available
FHLB Advances	$	0.8	$	790.0
Federal Funds Purchased		—		426.5
Securities Sold Under Agreement to Repurchase		95.5		—
Federal Reserve Discount Window		—		554.0
Other Short-term Borrowings		11.9		—
Total	**$**	**108.2**	**$**	**1,770.5**

Liquidity Metrics

	2019	2020	2021	2022
Loans / Deposits	75.77 %	66.91 %	60.63 %	61.12 %
Investments / Assets	26.01 %	35.13 %	39.94 %	37.37 %
Total Borrowings / Assets	3.47 %	3.49 %	2.61 %	2.49 %

Capital Instruments ($M)

Outstanding Debt		Amount Outstanding	Mat. Date	Current Rate (%)[1]
Subsidiary Trust Preferred Securities	$	147.6	Various	2.56%
Subordinated Note (non-callable)		74.6	12/30/2024	5.75%
Subordinated Note (fixed/float)[2]		147.8	9/15/2031	2.75%
Subtotal of debt	**$**	**370.0**		**3.28%**
Preferred Stock[3]	$	110.7		7.00%

Average monthly cash flow from Investments for the next 12 months: $70 - 75 million

(1) Refers to weighted average rate of capital instruments
(2) Subordinated note begins to float at 3 month SOFR + 210bps on 9/15/2026, callable on this date
(3) Preferred Stock begins to float at 5yr Treasury + 6.675% on 7/15/2025, callable on this date

35

HTLF
Strength. Insight. Growth.

36 Integrating ESG Across the Organization Launched ESG Integration Project Engaged a Cross Disciplinary Management Team to: ▪ Identify Relevant ESG Sustainability Factors – Review and assess relevant standards and frameworks including SASB standards and TFCD climate specific frameworks ▪ Assess Current and Future ESG Performance, Risks, Opportunities and Challenges ▪ Adopt a Framework to Integrate, Operationalize, Measure & Report ESG Performance Board Diversity ▪ Increased Board Diversity - Exceeding NASDAQ Board Diversity Objectives DE&I Initiatives ▪ Appointed Chief Diversity & Inclusion Officer and established Diversity Advisory Counsel to oversee, advise and connect Diversity, Equity, and Inclusion (DEI) activities to a broader business-driven, results-oriented strategy, as well as to align with our corporate values and the future of HTLF.

37 HTLF Investor Summary Attractive markets support strong organic growth Recent talent acquisitions enhance growth trajectory Consistent earnings performance, utilizing leverage to drive efficiency Large granular low-cost core deposit base Solid credit metrics through many credit cycles Geographic and portfolio diversification reduces credit risk Low risk liquidity profile with healthy regulatory capital levels Disciplined and proven acquirer

38 Contact Information

39 Appendix

40 Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this press release. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Non-GAAP Financial Measures

Non-GAAP Reconciliations

	Full Yr 2021	Full Yr 2020	Full Yr 2019
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)			
Common stockholders' equity (GAAP)	$ 2,071,473	$ 1,968,526	$ 1,578,137
Less goodwill	576,005	576,005	446,345
Less core deposit and customer relationship intangibles, net	32,988	42,383	48,688
Tangible common stockholders' equity (non-GAAP)	**$ 1,462,480**	**$ 1,350,138**	**$ 1,083,104**
Common shares outstanding, net of treasury stock	42,275,264	42,093,862	36,704,278
Common stockholders' equity (book value) per share (GAAP)	$ 49.00	$ 46.77	$ 43.00
Tangible book value per common share (non-GAAP)	$ 34.59	$ 32.07	$ 29.51
Reconciliation of Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,462,480	$ 1,350,138	$ 1,083,104
Total assets (GAAP)	$ 19,274,549	$ 17,908,339	$ 13,209,597
Less goodwill	576,005	576,005	446,345
Less core deposit and customer relationship intangibles, net	32,988	42,383	48,688
Total tangible assets (non-GAAP)	**$ 18,665,556**	**$ 17,289,951**	**$ 12,714,564**
Tangible common equity ratio (non-GAAP)	7.84%	7.81%	8.52%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)			
Net Interest Income (GAAP)	$ 560,560	$ 491,729	$ 433,729
Plus tax-equivalent adjustment(2)	7,212	5,466	4,929
Net interest income, tax-equivalent (non-GAAP)	**$ 567,772**	**$ 497,195**	**$ 438,658**
Average earning assets	$ 17,025,088	$ 13,481,613	$ 10,845,940
Annualized net interest margin (GAAP)	3.29%	3.65%	4.00%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.33%	3.69%	4.04%
Purchase accounting discount amortization on loans included in annualized net interest margin	0.09%	0.12%	0.18%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

41

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	Full Yr 2021	Full Yr 2020	Full Yr 2019
Reconciliation of Non-GAAP Measure-Efficiency Ratio			
Net interest income (GAAP)	$ 560,560	$ 491,729	$ 433,729
Tax-equivalent adjustment[1]	7,212	5,466	4,929
Fully tax-equivalent net interest income	567,772	497,195	438,658
Noninterest income	128,935	120,291	116,208
Securities gains, net	(5,910)	(7,793)	(7,659)
Unrealized (gain) loss on equity securities, net	(58)	(640)	(525)
Gain on extinguishment of debt	—	—	(375)
Valuation adjustment on servicing rights	(1,088)	1,778	911
Adjusted income (non-GAAP)	**$ 689,651**	**$ 610,831**	**$ 547,218**
Total noninterest expenses (GAAP)	$ 431,812	$ 370,963	$ 349,161
Less:			
Core deposit and customer relationship intangibles amortization	9,395	10,670	11,972
Partnership investment in tax credit projects	6,303	3,801	8,030
(Gain) loss on sales/valuations of assets, net	588	5,101	(19,422)
Acquisition, integration and restructuring costs	5,331	5,381	6,580
Adjusted noninterest expenses (non-GAAP)	**$ 410,195**	**$ 346,010**	**$ 342,001**
Efficiency ratio, fully tax-equivalent (non-GAAP)	59.48%	56.65%	62.50%
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)			
Net income (GAAP)	$ 211,873	$ 133,487	$ 149,129
Plus core deposit and customer relationship intangibles amortization, net of tax[1]	7,422	8,429	9,458
Net income excluding intangible amortization (non-GAAP)	**$ 219,295**	**$ 141,916**	**$ 158,587**
Average common equity (GAAP)	$ 2,020,200	$ 1,656,708	$ 1,473,396
Less average goodwill	576,005	456,854	415,841
Less average core deposit and customer relationship intangibles, net	37,554	44,298	49,377
Average tangible common equity (non-GAAP)	**$ 1,406,641**	**$ 1,155,556**	**$ 1,008,178**
Annualized return on average common equity (GAAP)	10.49%	8.06%	10.12%
Annualized return on average tangible common equity (non-GAAP)	15.59%	12.28%	15.73%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

42

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,827,929	$ 2,071,473	$ 2,061,547	$ 2,049,081	$ 1,945,502
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	30,934	32,988	35,157	37,452	39,867
Tangible common stockholders' equity (non-GAAP)	**$ 1,220,990**	**$ 1,462,480**	**$ 1,450,385**	**$ 1,435,624**	**$ 1,329,630**
Common shares outstanding, net of treasury stock	42,369,908	42,275,264	42,250,092	42,245,452	42,173,675
Common stockholders' equity (book value) per share (GAAP)	$ 43.14	$ 49.00	$ 48.79	$ 48.50	$ 46.13
Tangible book value per common share (non-GAAP)	$ 28.82	$ 34.59	$ 34.33	$ 33.98	$ 31.53
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,220,990	$ 1,462,480	$ 1,450,385	$ 1,435,624	$ 1,329,630
Total assets (GAAP)	$ 19,239,225	$ 19,274,549	$ 18,996,225	$ 18,371,006	$ 18,244,427
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	30,934	32,988	35,157	37,452	39,867
Total tangible assets (non-GAAP)	**$ 18,632,286**	**$ 18,665,556**	**$ 18,385,063**	**$ 17,757,549**	**$ 17,628,555**
Tangible common equity ratio (non-GAAP)	6.55%	7.84%	7.89%	8.08%	7.54%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 134,679	$ 137,194	$ 142,543	$ 141,218	$ 139,605
Plus tax-equivalent adjustment[1]	2,119	1,975	1,714	1,762	1,761
Net interest income, fully tax-equivalent (non-GAAP)	**$ 136,798**	**$ 139,169**	**$ 144,257**	**$ 142,980**	**$ 141,366**
Average earning assets	$17,757,167	$17,681,917	$17,123,824	$16,819,978	$16,460,124
Annualized net interest margin (GAAP)	3.08%	3.08%	3.30%	3.37%	3.44%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.12%	3.12%	3.34%	3.41%	3.48%
Purchase accounting discount	0.05%	0.05%	0.08%	0.09%	0.12%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

43

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Reconciliation of Non-GAAP Measure-Efficiency Ratio					
Net interest income (GAAP)	$ 134,679	$ 137,194	$ 142,543	$ 141,218	$ 139,605
Tax-equivalent adjustment[1]	2,119	1,975	1,714	1,762	1,761
Fully tax-equivalent net interest income	136,798	139,169	144,257	142,980	141,366
Noninterest income	34,569	32,730	32,724	33,164	30,317
Securities gains, net	(2,872)	(1,563)	(1,535)	(2,842)	30
Unrealized (gain) loss on equity securities, net	283	27	(112)	(83)	110
Valuation adjustment on servicing rights	(1,658)	(502)	(195)	526	(917)
Adjusted revenue (non-GAAP)	**$ 167,120**	**$ 169,861**	**$ 175,139**	**$ 173,745**	**$ 170,906**
Total noninterest expenses (GAAP)	$ 110,797	$ 115,386	$ 110,627	$ 103,376	$ 102,423
Less:					
Core deposit and customer relationship intangibles amortization	2,054	2,169	2,295	2,415	2,516
Partnership investment in tax credit projects	77	2,549	2,374	1,345	35
(Gain) loss on sales/valuation of assets, net	46	214	(3)	183	194
Acquisition, integration and restructuring costs	576	1,989	204	210	2,928
Adjusted noninterest expenses (non-GAAP)	**$ 108,044**	**$ 108,465**	**$ 105,757**	**$ 99,223**	**$ 96,750**
Adjusted noninterest expenses (non-GAAP)	64.65 %	63.86 %	60.38 %	57.11 %	56.61 %
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)					
Net income available to common stockholders (GAAP)	$ 47,853	$ 47,568	$ 53,911	$ 59,593	$ 50,801
Plus core deposit and customer relationship intangibles amortization, net of tax[1]	1,623	1,713	1,814	1,907	1,988
Net income available to common stockholders excluding intangible amortization (non-GAAP)	**$ 49,476**	**$ 49,281**	**$ 55,725**	**$ 61,500**	**$ 52,789**
Average common stockholders' equity (GAAP)	$ 2,003,499	$ 2,061,973	$ 2,072,593	$ 1,980,904	$ 1,963,674
Less average goodwill	576,005	576,005	576,005	576,005	576,005
Less average core deposit and customer relationship intangibles, net	31,931	34,018	36,279	38,614	41,399
Average tangible common stockholders' equity (non-GAAP)	**$ 1,395,563**	**$ 1,451,950**	**$ 1,460,309**	**$ 1,366,285**	**$ 1,346,270**
Annualized return on average common equity (GAAP)	9.69 %	9.15 %	10.32 %	12.07 %	10.49 %
Annualized return on average tangible common equity (non-GAAP)	14.38 %	13.47 %	15.14 %	18.05 %	15.90 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

44

HTLF

Strength. Insight. Growth.